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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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
SUBSIDIARY NAME                                                                     ORGANIZED UNDER
                                                                                      THE LAWS OF
--------------------------------------------------------------------------------------------------------------
Compagnie Francaise des Isolants (CFI) . . . . . . . . . . . . . . . . . . . . .    France
Elo TouchSystems, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Tennessee
K.K. Raychem . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Japan
Raychem AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Switzerland
Raychem Aktiebolag . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Sweden
Raychem A/S  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Denmark
Raychem A/S  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Norway
Raychem (Australia) Proprietary, Ltd . . . . . . . . . . . . . . . . . . . . . .    Australia (New South Wales)
Raychem Canada Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Canada
Raychem (Delaware) Ltd . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Delaware
Raychem DISC, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    California
Raychem Gesellschaft m.b.H.  . . . . . . . . . . . . . . . . . . . . . . . . . .    Austria
Raychem GmbH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Germany
Raychem Industries N.V.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Belgium
Raychem International Corporation  . . . . . . . . . . . . . . . . . . . . . . .    California
Raychem International. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Cayman Islands, B.W. I.
Raychem International Manufacturing Corporation  . . . . . . . . . . . . . . . .    California
Raychem Korea Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Korea
Raychem Limited. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United Kingdom
Raychem (Nederland) Besloten Vennootschap. . . . . . . . . . . . . . . . . . . .    The Netherlands
Raychem N.V. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Belgium
Raychem OY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Finland
Raychem Produtos Irradiados Limitada . . . . . . . . . . . . . . . . . . . . . .    Brazil
Raychem Puerto Rico Corporation. . . . . . . . . . . . . . . . . . . . . . . . .    Delaware
Raychem RPG Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    India
Raychem S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    France
Raychem, S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Spain
Raychem S.A. Industrial y Comercial  . . . . . . . . . . . . . . . . . . . . . .    Argentina
Raychem Saudi Arabia Limited . . . . . . . . . . . . . . . . . . . . . . . . . .    Saudi Arabia
Raychem Shanghai Cable Accessories Ltd . . . . . . . . . . . . . . . . . . . . .    People's Republic of China
Raychem Singapore Pte. Limited . . . . . . . . . . . . . . . . . . . . . . . . .    Singapore
Raychem S.p.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Italy
Raychem Taiwan Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Taiwan
Raychem Technologies Ltd . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Cyprus
Raychem Tecnologias, S.A. de C.V.  . . . . . . . . . . . . . . . . . . . . . . .    Mexico
Raychem Ventures, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    California
RTP Development Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . .    Delaware
SHG Strahlenchemie Holding GmbH  . . . . . . . . . . . . . . . . . . . . . . . .    Germany
Sigmaform France S.A.R.L.  . . . . . . . . . . . . . . . . . . . . . . . . . . .    France
Sigmaform GmbH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Germany
Sigmaform U.K. Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United Kingdom
Walter Rose GmbH.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Germany
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